UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 5, 2010
RALCORP HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Missouri	1-12619	43-1766315

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Market Street, Suite 2900, Saint Louis, MO	63101

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 314-877-7000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
As Ralcorp Holdings, Inc. (the “Company”) previously disclosed in its Annual Report on Form 10-K for the year ended September 30, 2009 (the “Annual Report”), the Company realigned its reportable segments effective October 1, 2009. During the fiscal year ended September 30, 2009, the Company was comprised of four reportable segments: Cereals; Frozen Bakery Products; Snacks; and Sauces & Spreads. Beginning in fiscal 2010, the Snacks and the Sauces & Spreads businesses were combined and are now reported as one segment called Snacks, Sauces & Spreads. In addition, the Company now provides separate information for Branded Cereal Products and Other Cereal Products (formerly combined as Cereals).
On February 4, 2010, the Company filed its Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2009 (the “Quarterly Report”), which reflected the revised presentation of the Snacks, Sauces & Spreads segment with recast comparative historical information. On February 5, 2010, the Company filed a Current Report on Form 8-K to provide investors with recast historical information in the Company’s Annual Report reflecting the Snacks, Sauces & Spreads segment change, as well as to provide supplemental guarantor financial information pursuant to Rule 3-10 of Regulation S-X.
The Company is filing information under Item 8.01 of this Current Report on Form 8-K to (i) provide investors with recast historical information in the Company’s Annual Report and Quarterly Report reflecting the subsequent change related to the dividing of the former Cereals segment into two separate reportable segments, and (ii) incorporate by reference the recast historical financial information into the Company’s filings with the SEC, including registration statements filed under the Securities Act of 1933, as amended.
The segment changes and supplemental disclosures discussed above had no impact on the Company’s historical consolidated financial position, results of operations or cash flows, and the recast financial statements contained in Exhibits 99.1 and 99.3 to this Form 8-K do not represent a restatement of previously issued financial statements.
The following notes to the financial statements under Part II, Item 8 of the Annual Report included in Exhibit 99.1 of this Form 8-K have been revised and updated from their original presentation solely to reflect the Company’s new segment structure: Note 2 (Acquisitions and Goodwill), Note 3 (Restructuring Charges), Note 19 (Segment Information), and Note 20 (Quarterly Financial Data). Also, disclosures related to subsequent events were removed from Note 1 and Note 21 because they are no longer required as a result of the issuance of Accounting Standards Update 10-9, and the Condensed Financial Statements of Guarantors are now provided in Note 21.
Note 16 (Segment Information) to the financial statements under Part I, Item 1 of the Quarterly Report included in Exhibit 99.3 of this Form 8-K has been revised and updated from its original presentation solely to reflect the Company’s new segment structure. Also, Note 1 of the Quarterly Report was modified solely to remove the disclosure of the subsequent events evaluation date because it is no longer required and to refer to the revised annual financial statements in Exhibit 99.1 rather than the original financial statements in the Annual Report.
Similarly, Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) under Part II, Item 7 of the Annual Report included in Exhibit 99.2 of this Form 8-K, as well as MD&A under Part I, Item 2 of the Quarterly Report included in Exhibit 99.4, have been revised and updated from their original presentation solely to reflect the Company’s new segment structure.
All other information in the Annual Report and Quarterly Report remains unchanged. This Current Report does not modify or update the disclosures therein in any way, nor does it reflect any subsequent information or events, other than as required to reflect the change in segments as described above, the removal of subsequent events evaluation date disclosures, and (for the Annual Report) the inclusion of the above referenced supplemental guarantor financial information.
The information in this Current Report, including Exhibits 99.1, 99.2, 99.3 and 99.4 which are incorporated herein by reference, should be read in conjunction with the Annual Report, Quarterly Report and any documents filed by the Company subsequent to November 30, 2009.

Item 9.01. Financial Statements and Exhibits.

Exhibit 23.1	Consent of PricewaterhouseCoopers LLP

Exhibit 99.1	Financial Statements and Supplementary Data under Part II, Item 8 of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2009, revised solely to reflect the change in segment reporting and to provide supplemental guarantor financial information

Exhibit 99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations under Part II, Item 7 of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2009, revised solely to reflect the change in segment reporting

Exhibit 99.3	Financial Statements under Part I, Item 1 of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2009, revised solely to reflect the change in segment reporting

Exhibit 99.4	Management’s Discussion and Analysis of Financial Condition and Results of Operations under Part I, Item 2 of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2009, revised solely to reflect the change in segment reporting

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RALCORP HOLDINGS, INC. (Registrant)
Date: April 5, 2010	By:	/s/ T. G. Granneman
T. G. Granneman
Duly Authorized Signatory and Chief Accounting Officer

EXHIBITS

Exhibit	Description

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Financial Statements and Supplementary Data under Part II, Item 8 of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2009, revised solely to reflect the change in segment reporting and to provide supplemental guarantor financial information

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations under Part II, Item 7 of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2009, revised solely to reflect the change in segment reporting

99.3	Financial Statements under Part I, Item 1 of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2009, revised solely to reflect the change in segment reporting

99.4	Management’s Discussion and Analysis of Financial Condition and Results of Operations under Part I, Item 2 of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2009, revised solely to reflect the change in segment reporting